Exhibit 10(e)(11)

ELEVENTH AMENDMENT TO

KAISER GROUP INTERNATIONAL, INC.

401(k) PLAN

WHEREAS, Kaiser Group International, Inc. (the “Company”) maintains the Kaiser Group International, Inc. Section 401(k) Plan (the “Plan”); and

WHEREAS, Section 10.2 authorizes the Board to amend the Plan;

NOW, THEREFORE, effective May 31, 2004, the Plan is amended as follows:

Exhibit A is amended to include a reference to Kaiser Analytical Management Services, Inc. as an “Excluded Entity”.

Executed this 11th day of November, 2004.

KAISER GROUP INTERNATIONAL, INC.

By:	/s/ Douglas W. McMinn
Douglas W. McMinn,
President and Chief Executive Officer